                        ADDENDUM TO AN AGREEMENT BETWEEN
               ASPO/LAMAZE AND MEDICAL COMMUNICATIONS CORPORATION

         This Addendum is entered into between the AMERICAN SOCIETY FOR PSYCHOPROPHYLAXIS IN OBSTETRICS, INC. ("ASPO/Lamaze") and LIFETIME INSTITUTE FOR FAMILY EDUCATION, INC. ("Life"), a successor in interest to MEDICAL COMMUNICATIONS CORPORATION ("MCC")

         WHEREAS, ASPO/Lamaze and MCC, a predecessor to Life, entered into an October 14, 1989 Agreement between ASPO/Lamaze and Medical Communications Corporation (the "Agreement"); and

         WHEREAS, Section 20(b) of such Agreement required payment to ASPO/Lamaze of a royalty equal to three percent (3%) of Gross Revenue per cassette and Section 20 (c) of such Agreement required payment to ASPO/Lamaze of an Educational Consulting Fee equal to five percent (5%) of Gross Revenue per cassette; and

         WHEREAS, throughout the Agreement ASPO/Lamaze has been paid a royalty at a rate equal to two percent (2%) of Gross Revenue per cassette and an Educational Consulting Fee at a rate of four percent (4%) of Gross Revenue per cassette; it is agreed by both parties that this was a correct and complete payment; and it is the intent of both parties that this level (i.e., 2% royalty and 4% Educational Consulting Fee) continue in the future;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 20(b) of the Agreement shall be revised by substituting for the words "three percent (3%)" the words "two percent (2%)."

2. The example at Section 20(b) of the Agreement shall be revised by substituting for the words "royalty of $.156 per cassette" the words "royalty of $.104 per cassette" and by substituting for the words "$31,200 royalty" the words "$20,800 royalty."

3. Section 20(c) of the Agreement shall be amended by substituting for the words "five percent (5%)" the words "four percent (4%)."

4. The Agreement shall continue in full force and effect, as amended herein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement intending to be bound thereby effective October 14, 1989 forward.


                                       AMERICAN SOCIETY FOR PSYCHOPROPHYIAXIS
                                         IN OBSTETRICS, INC


Date:   12/9/92                        By:     /s/ Judith Lathian
      -------------------------              ---------------------------------
                                       Title:  President



                                       LIFETIME INSTITUTE FOR FAMILY EDUCATION,
                                       INC. (successor in interest to MEDICAL
                                       COMMUNICATIONS CORPORATION)

Date:   12/7/92                        By:     /s/ David Diamond
      -------------------------              ---------------------------------
                                       Title:  President

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